Filed pursuant to Rule 497(e) and Rule 497(k)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Managers Montag & Caldwell Growth Fund

Supplement dated November 30, 2020 to the Summary Prospectus, dated March 1, 2020, as revised May 15, 2020, Prospectus, dated March 1, 2020, as supplemented May 15, 2020, and Statement of Additional Information, dated March 1, 2020, as supplemented May 15, 2020

The following information supplements and supersedes any information to the contrary relating to AMG Managers Montag & Caldwell Growth Fund (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated, revised and supplemented as noted above.

Effective as of November 30, 2020, Andrew W. Jung, CFA no longer serves as a portfolio manager of the Fund, and Ronald E. Canakaris, CFA, CIC and M. Scott Thompson, CFA serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references to and information relating to Mr. Jung in the Summary Prospectus, Prospectus and SAI are deleted and all references to the portfolio managers of the Fund shall refer to Messrs. Canakaris and Thompson.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE